Financial Professional:

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Gateway Fund
Average Annual Total Returns
As of September 30, 2006

One Year 7.96%
Five Years 6.16%
Ten Years 6.82%
From January 1, 1988 9.07%
Past performance is no guarantee of future results. Performance data represents past performance and assumes the reinvestment of distributions, but does not reflect the deduction of taxes paid on distributions or on the redemption of your shares. Your investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.

Data Source: Gateway Investment Advisers, L.P.

Gateway Fund returns are net of fees and expenses. An investor may be subject to additional fees and charges if the Fund is sold through intermediaries. Gateway advises an investor to consider the investment objectives, risks, charges and expenses of the Gateway Fund carefully before investing. The Gateway Fund prospectus contains this and other information regarding the Fund.

Please call 800.354.6339 to obtain a prospectus or one is available on-line at www.gatewayfund.com. The prospectus should be read carefully before you invest or send money.

Current performance may be lower or higher than the performance data used. Gateway Fund performance data that is current to the most recent month-end is available by calling 800.354.6339 or by accessing our website at www.gatewayfund.com.

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If you have any questions regarding the Fund, please don't hesitate to contact me.

Jane Marko
Marketing
Gateway Investment Advisers, L.P.
3805 Edwards Road, Suite 600
Cincinnati, OH 45209
800.354.6339 extension 443

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This transmission is intended for the sole use of the individual or entity to whom it is addressed, and may contain information that is privileged, confidential and/or exempt from disclosure under applicable law. You are hereby notified that any dissemination, distribution or duplication of this transmission by someone other than the intended addressee or its designated agent is strictly prohibited. If your receipt of this transmission is in error, please notify Gateway Investment Advisers, L.P. immediately at 1-800-354-6339, or by reply to this transmission.

TO:	FINANCIAL PROFESSIONALS
FROM:	WALTER G. SALL
DATE:	OCTOBER 3, 2006
SUBJECT:	GATEWAY FUND IN SEPTEMBER: A GOOD MONTH CAPS AN ABOVE-AVERAGE QUARTER

•	GATEWAY FUND EARNS 1.02% IN SEPTEMBER AND 3.24% FOR THE THIRD QUARTER OF 2006

•	STOCK MARKET REBOUNDS AS OIL PRICES DECLINE: S&P 500 INDEX UP 2.58% IN SEPTEMBER

•	BOND MARKETS RESPOND FAVORABLY TO PAUSE IN FEDERAL RESERVE BOARD’S CAMPAIGN TO RAISE INTEREST RATES: LEHMAN BROTHERS U. S. INTERMEDIATE GOVERNMENT/CREDIT BOND INDEX EARNS 0.79% FOR THE MONTH

•	GATEWAY FUND PAYS INCOME DIVIDEND OF $0.12 PER SHARE ON SEPTEMBER 27, 2006

•	VISIT US ON THE WEB AT www.gatewayfund.com

	MONTH	THIRD	YEAR-TO-DATE
	OF	QUARTER	AS OF
	SEPTEMBER	2006	SEPTEMBER 30, 2006
GATEWAY FUND	1.02%	3.24%	7.52%
Lehman Brothers U. S. Intermediate Government/Credit Bond Index	0.79%	3.20%	3.02%
S&P 500 Index	2.58%	5.67%	8.53%

MONTH OF SEPTEMBER

Investors’ spirits were buoyed by dramatic declines in the prices of gasoline, natural gas and other commodities. As inflation pressure eased and housing activity diminished, the Federal Reserve Board again decided against raising short-term interest rates at the September meeting of its Federal Open Market Committee. With stock prices broadly advancing, the Gateway Fund was able to deliver nearly all of the cash flow and dividends available to it, earning a total return of 1.02% for September. The Fund paid an ordinary income dividend of $0.12 per share on September 27, 2006, to shareholders of record as of September 26, 2006.

•
The Gateway Fund continues to deal with below-average levels of volatility in the equity markets and corresponding below-average levels of option premiums. As of September 30, 2006, the Gateway Fund was fully hedged with index call options at an average strike price more than 2.5% in-the-money. The Fund owned index put options on 100% of the notional value of the portfolio, with average strike prices between 10.0% and 12.5% out-of-the-money. The CBOE Volatility Index (the “VIX”) was 11.98 on September 30, down from 12.31 on August 31.

•
Stock investors responded enthusiastically to falling commodity prices and the growing expectation of an end to further interest rate increases from the Federal Reserve Board. Moreover, declining housing starts, coupled with the first decline in median home prices since 1995, confirmed the notion that the economy was slowing down. The S&P 500 Index delivered a total return of 2.58% for the month.

Rookwood Tower 3805 Edwards Road, Suite 600 Cincinnati, Ohio 45209 513.719.1100 Fax 513.719.1199	303 International Circle, Suite 315 Hunt Valley, Maryland 21031 513.719.1100 410.785.4033 Fax 410.785.0441

SUBJECT:	GATEWAY FUND IN SEPTEMBER: A GOOD MONTH CAPS AN ABOVE-AVERAGE QUARTER
DATE:	OCTOBER 3, 2006
PAGE:	TWO

•
In anticipation of the possibility of an actual decline in interest rates by 2007, bond investors bid up the price of bonds of all maturities. The Lehman Brothers U. S. Intermediate Government/Credit Bond Index delivered a return of 0.79% in September. With the federal funds rate holding at 5.25% on September 30, and the ten-year U. S. Treasury note yield at 4.64%, the yield curve became more sharply inverted — historically a sign of unstable conditions in the credit markets.

THIRD QUARTER 2006

The gloomy outlook that prevailed in the financial markets throughout the second quarter gave way to cautious optimism in the third quarter. Natural gas shortages turned into surpluses and prices plummeted. As the housing boom stalled, one of the principal sources of upward pressure on interest rates was diminished. The mere anticipation of falling interest rates in the near term prompted enthusiasm for financial markets.

•	As stock prices firmed, the Gateway Fund netted the bulk of the premium cash flow and dividends available. The Fund delivered a total return of 3.24% for the quarter.

•	The S&P 500 Index fully reflected investors’ improving outlook. For the quarter, this bellwether index delivered a total return of 5.67%.

•
Fixed income markets also reflected investor optimism regarding the possibility of falling interest rates. The Lehman Brothers U. S. Intermediate Government/Credit Bond Index returned 3.20% for the quarter.

YEAR-TO-DATE AS OF SEPTEMBER 30, 2006

As earlier expectations of accelerating inflation gave way to a deflating housing bubble and falling commodity prices, the financial markets recovered their poise and delivered gains more in line with their historic averages.

•
With option premiums and dividend cash flow readily available, the Gateway Fund delivered a total return of 7.52% for the year-to-date period ended September 30, 2006. As in the past, risk exposure was curtailed by the continuous application of the Fund’s hedging strategy.

•
Stock investors recovered from the malaise that accompanied fears of rising interest rates earlier in the year. The S&P 500 Index earned a total return of 8.53% for the first nine months of 2006, the majority of which occurred in the third quarter.

•
Bond investors were more negative on the interest rate outlook earlier this year — but recently they have been more optimistic. Nevertheless, interest rates are still up for this year-to-date period, thus inhibiting total bond returns. The Lehman Brothers U. S. Intermediate Government/Credit Bond Index produced a total return of 3.02% for the first nine months of 2006.

Rookwood Tower 3805 Edwards Road, Suite 600 Cincinnati, Ohio 45209 513.719.1100 Fax 513.719.1199	303 International Circle, Suite 315 Hunt Valley, Maryland 21031 513.719.1100 410.785.4033 Fax 410.785.0441

SUBJECT:	GATEWAY FUND IN SEPTEMBER: A GOOD MONTH CAPS AN ABOVE-AVERAGE QUARTER
DATE:	OCTOBER 3, 2006
PAGE:	THREE

THE COMING MONTHS

As we move into the fourth quarter, the longer-term effects of lower housing prices on consumer spending have yet to be felt. The financial markets appear to be anticipating that interest rates will decline as a consequence of a slowing economy, raising serious questions regarding the sustainability of corporate profit growth. As long as this uncertainty remains, stocks may exhibit volatility allowing Gateway’s hedging strategy to continue earning the cash flow generated by that volatility. Given the stability of a hedged portfolio, the Gateway Fund can be an excellent allocation in all portfolios where risk exposure is an important consideration.

AVERAGE ANNUAL TOTAL RETURNS as of September 30, 2006
	Gateway Fund	Lehman Bros. U.S. Intermediate Government/Credit Bond Index	S&P 500 Index
One Year	7.96%	3.55%	10.79%
Three Years	7.58%	2.56%	12.30%
Five Years	6.16%	4.33%	6.97%
Ten Years	6.82%	5.95%	8.58%
Since 1/1/88	9.07%	7.06%	11.92%

Past performance is no guarantee of future results. Performance data represents past performance and assumes the reinvestment of distributions, but does not reflect the deduction of taxes paid on distributions or on the redemption of your shares. Your investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. At times the Gateway Fund may not own any put options, resulting in increased exposure to a market decline. Gateway Fund returns are net of fees and expenses. An investor may be subject to additional fees and charges if the Fund is sold through intermediaries.

Gateway advises an investor to consider the investment objectives, risks, charges and expenses of the Gateway Fund carefully before investing. The Gateway Fund prospectus contains this and other information regarding the Fund. Please call 800.354.6339 to obtain a prospectus or one is available on-line at www.gatewayfund.com. The prospectus should be read carefully before you invest or send money.

Current performance may be lower or higher than the performance data quoted. Gateway Fund performance data that is current to the most recent month-end is available by calling 800.354.6339 or by accessing our website at www.gatewayfund.com.

The S&P 500 Index is a widely recognized measure of performance for the U. S. stock market. The S&P 500 Index figures represent the prices of a capitalization-weighted index of 500 common stocks and assume reinvestment of all dividends paid on the stocks in the index.

The Lehman Brothers U. S. Intermediate Government/Credit Bond Index is the intermediate component of the Lehman Brothers U. S. Government/Credit Index and is a widely recognized index which features a blend of U. S. Treasury, government-sponsored (U. S. Agency and supranational), mortgage and corporate securities limited to a maturity of no more than ten years.

Data Source: Gateway Investment Advisers, L.P., Lehman Brothers Inc. and Bloomberg L.P.

Rookwood Tower 3805 Edwards Road, Suite 600 Cincinnati, Ohio 45209 513.719.1100 Fax 513.719.1199	303 International Circle, Suite 315 Hunt Valley, Maryland 21031 513.719.1100 410.785.4033 Fax 410.785.0441